Exhibit No. 10.25


                       NOTICE OF GUARANTEED DELIVERY

                                    FOR

                         SUBSCRIPTION CERTIFICATES

                                 ISSUED BY

                    MECHANICAL TECHNOLOGY INCORPORATED


     This form, or one substantially equivalent hereto, must be used to exercise Rights pursuant to the Rights Offering described in the Prospectus dated ________________ , 1998 (the "Prospectus"), of Mechanical Technology Incorporated, a New York corporation (the "Company"), if a holder of Rights cannot deliver the subscription certificate(s) evidencing the Rights (the "Subscription Certificate(s)") to the Subscription Agent listed below (the "Subscription Agent"), at or prior to 5:00 p.m. New York City time, on September 24, 1998 (such date, subject to extension as provided in the Prospectus, is referred to as the "Expiration Date"). Such form must be delivered by hand or sent by facsimile transmission or mail to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See "Offering--Exercise of Rights" in the Prospectus. Payment of the Subscription Price of $ _____ per share for each share of the Company's Common Stock subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus at or prior to 5:00 p.m. New York City time, on the Expiration Date, even if the Subscription Certificate evidencing such Rights is being delivered pursuant to the procedure for guaranteed delivery thereof.

                                  The Subscription Agent is:

                                  American Stock Transfer & Trust Company
                                  40 Wall Street
                                  New York, NY  10005
                                  Telecopier No. (718) 234-5001

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


Ladies and Gentlemen:


     The undersigned hereby represents that he, she or it is the holder of subscription certificate(s) representing __________ Rights and that such subscription certificate(s) cannot be delivered to the Subscription Agent at








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or before 5:00 p.m., New York City time on the Expiration Date.  Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to irrevocably exercise one or more Rights evidenced by the Subscription Certificate to subscribe for shares of Common Stock as indicated below.

(a)	Number of shares subscribed for pursuant to
        the Basic Subscription Privilege. (Number of Rights _____ x $ _____ per share = $ _____ (Basic Exercise Price) = _____ shares

(b) 	Number of shares subscribed for pursuant to the Oversubscription
        Privilege. (Number of remaining Underlying Shares subscribed for _____ x _____ $ per share = $ _____ (Oversubscription Exercise Price) = _____ shares (maximum number of shares subscribed for)

(c)     Total Exercise Price: $ __________ .

   The undersigned understands that payment in full of the Exercise Price, as computed above, of $ _____ per share for each share of Common Stock subscribed for pursuant to the Subscription Privileges must be received by the Subscription Agent at or before 5:00 p.m., New York City time on the Expiration Date and represents that such payment either (check the appropriate box):

[   ]	is being delivered to the Subscription Agent herewith

                               or

[   ]	has been delivered separately to the Subscription Agent, and is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

[   ]	wire transfer of funds

name of transferor institution ____________________________________________


date of transfer __________________________________________________________


confirmation number (if available) ________________________________________


















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[   ]	uncertified check (Payment of uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date)

[   ]	certified check

[   ]	bank draft (cashier's check)

[   ]	money order

name of maker _____________________________________________________________

date of check, draft or money order _______________________________________

check, draft or money order number ________________________________________

bank on which check is drawn or issuer of money order _____________________

Signature(s) ______________________    Address ____________________________

___________________________________    ____________________________________

Name(s) ___________________________    ____________________________________

___________________________________    Area Code and Tel. Nos. ____________

  Please type or print                 ____________________________________


Subscription Certificate
No(s). (if available) _____________________________________________________


                            GUARANTEE OF DELIVERY


The undersigned, an "Eligible Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signatures
















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and any other required documents, all within three (3) Nasdaq National
Market trading days after the date hereof.


__________________________________________     Dated: ______________ , 1998

__________________________________________     ____________________________
                                                      (Name of Firm)
__________________________________________
              (Address)

__________________________________________     ____________________________
    (Area Code and Telephone Number)              (Authorized Signature)


     The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Certificate(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.